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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 30, 1998

                                  AVTEAM, INC.
             (Exact name of registrant as specified in its charter)

             Florida                      0-20889               65-0313187
---------------------------------       ------------       -------------------
   (State or other jurisdiction         (Commission          (I.R.S. Employer
of incorporation or organization)       File Number)       Identification No.)

                               3230 Executive Way
                             Miramar, Florida 33025
          ------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (954) 431-2359
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
  (Former name, former address and fiscal year, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On December 15, 1998, AVTEAM, Inc., a Florida corporation ("AVTEAM"), through its wholly-owned subsidiary, AVTEAM Engine Repair Corp., a Florida corporation, completed its acquisition of substantially all of the assets and the assumption of certain liabilities of M&M Aircraft Services, Inc., a Florida corporation (the "Seller"), for an aggregate purchase price of $30,000,000 and the issuance of 350,000 shares of Class A Common Stock, par value $.01 per share, of AVTEAM (the "Acquisition"). The Acquisition was made pursuant to an Asset Purchase Agreement dated October 12, 1998 by and among AVTEAM, AVTEAM Engine Repair Corp., the Seller and the shareholders of the Seller. The terms of the Agreement and the amount of consideration paid for the Acquisition were determined through arms-length negotiations among the parties.

         The Acquisition was financed from available cash and AVTEAM's existing credit facility with NationsBank, N.A. (the "Credit Facility"). AVTEAM utilized substantially all of its available borrowings under the Credit Facility for the Acquisition. AVTEAM is considering a number of options to provide additional capital for its business activities after the Acquisition, including refinancing the Credit Facility and raising additional capital through the offering of debt or equity securities. Until such time as AVTEAM refinances the Credit Facility or raises additional capital, AVTEAM may forego the purchase of certain aircraft engines, engine parts and airframe material for resale. As a result, its business, financial condition and results of operations could be materially adversely affected during such period.

         The Seller, based in Medley, Florida, operated a privately held jet engine overhaul operation, which specialized in the maintenance, overhaul and repair of Pratt & Whitney JT8D aircraft engines.

         A copy of the press release issued by AVTEAM on December 15, 1998 announcing the Acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)&(b) Financial Statements of Business Acquired and Pro Forma Financial Information.

                  Pursuant to the provisions of Item 7(a)(4) of Form 8-K, the Registrant intends to file by amendment such required financial statements and pro forma financial information as soon as practical, but not later than 60 days after the date that this Form 8-K is required to be filed.

          (c)     Exhibits.

                  2.1 Asset Purchase Agreement dated October 12, 1998, by and among AVTEAM, Inc., AVTEAM Engine Repair Corp., M&M Aircraft Services, Inc., James McLellan, Leon Sacco and Mark Schuldiner. (Incorporated herein by reference to the Registrant's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on October 15, 1998.)

                  99.1     Press Release dated December 15, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AVTEAM, INC.

Date: December 30, 1998                By: /s/ Donald A. Graw
                                          -------------------------------------
                                          Donald A. Graw
                                          President and Chief Executive Officer




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                                 EXHIBIT INDEX

Exhibit     Description
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2.1         Asset Purchase Agreement dated October 12, 1998, by and among
            AVTEAM, Inc., AVTEAM Engine Repair Corp., M&M Aircraft Services,
            Inc., James McLellan, Leon Sacco and Mark Schuldiner. (Incorporated herein by reference to the Registrant's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on October 15, 1998.)

99.1        Press Release dated December 15, 1998.